SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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        Date of Report (Date of earliest event reported): April 12, 2004



                             Group 1 Software, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)



             Delaware                      0-6355               52-0852578
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   (State or other jurisdiction       (Commission File        (IRS Employer
        of incorporation)                 Number)          Identification No.)



      4200 Parliament Place, Suite 600, Lanham, MD               20706-1844
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        (Address of principal executive offices)                (Zip Code)



       Registrant's telephone number, including area code: (301) 918-0400
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Item 5.     Other Events and Required FD Disclosure.

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On April 12, 2004, Group 1 Software, Inc. (the "Company") entered into an
Agreement and Plan of Merger (the "Merger Agreement") with Pitney Bowes Inc. ("Pitney Bowes") and Germanium Acquisition Corporation, a wholly-owned subsidiary of Pitney Bowes ("Merger Sub"). Pursuant to the Merger Agreement, Merger Sub will be merged with and into the Company with the Company emerging as the surviving corporation and a wholly-owned subsidiary of Pitney Bowes (the "Merger"). In connection with the Merger Agreement, the Company and American Stock Transfer & Trust Co. (the "Rights Agent") entered into Amendment No. 1 to Rights Agreement dated as of April 12, 2004 (the "Amendment") amending the Shareholder Protection Rights Agreement, dated as of August 12, 1999, between the Company and the Rights Agent (the "Rights Agreement") in order to amend
Section 1.1 of the Rights Agreement to provide that neither Pitney Bowes, nor any of its Affiliates or Associates (each as defined in the Rights Agreement) will become an Acquiring Person (as defined in the Rights Agreement), nor will any Flip-In Date or Stock Acquisition Date (each as defined in the Rights Agreement) occur or be deemed to occur, in each case as a result of the execution of the Merger Agreement or the consummation of the transactions contemplated thereby.

A copy of the Amendment was filed as Exhibit 1 to the Company's Form 8-A/A filed with the Securities and Exchange Commission on April 13, 2004 and is incorporated herein by reference. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment.


Item 7.     Financial Statements and Exhibits.
            ---------------------------------

Exhibits

99.1 Amendment No. 1 to Rights Agreement, dated as of April 12, 2004 amending the Shareholder Protection Rights Agreement, dated as of August 12, 1999, between the Company and the Rights Agent (incorporated by reference to Exhibit 1 to the Company's 8-A/A filed on April 13, 2004).




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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         Group 1 Software, Inc.

Date  April 13, 2004                     By:    /s/ Mark D. Funston
                                               ------------------------------
                                              Name:  Mark D. Funston
                                              Title: Chief Financial Officer




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                                  Exhibit Index

Exhibit No.       Description
-----------       ------------------------------------------------------
99.1              Amendment No. 1 to Rights Agreement, dated as of April 12,
                  2004 amending the Shareholder Protection Rights Agreement, dated as of August 12, 1999, between the Company and the Rights Agent (incorporated by reference to Exhibit 1 to the Company's 8-A/A filed on April 13, 2004).